Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Ardelyx, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Raab, President and Chief Executive Officer of the Company, and Justin Renz, Chief Financial & Operations Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 3, 2023	By:	/s/ Michael Raab
Michael Raab President, Chief Executive Officer and Director (Principal Executive Officer)

Date: May 3, 2023	By:	/s/ Justin Renz
Justin Renz Chief Financial & Operations Officer (Principal Financial Officer)